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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 1, 2000


                               TMP Worldwide Inc.
               (Exact name of issuer as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


             0-21571                                 13-3906555
       (Commission File Number)           (IRS Employer Identification No.)


                                622 Third Avenue
                               New York, NY 10017
                    (Address of Principal Executive Offices)

        Registrant's telephone number, including area code (212) 977-4200


                                  1633 Broadway
                               New York, NY 10019
                 (Former address, if changed since last report.)





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ITEM 5.  OTHER EVENTS.

      On August 1, 2000 TMP Worldwide Inc. (the "Company") announced its results of operations for the quarter and the six months ended June 30, 2000.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

    (a)  Financial Statements

          None.

    (b)  Exhibits

      1. Press Release of the Company issued on August 1, 2000 relating to the Company's second quarter earnings.




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